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                            ASSIGNMENT OF OPTION

THIS ASSIGNMENT OF OPTION is executed this 6(th) day of March, 1998, by HIGH PLAINS ASSOCIATES, INC., LOUIS A. OSWALD, III, AND CRYSTAL H. OSWALD, wife of Louis A. Oswald, III (hereinafter collectively referred to as "Assignors"), and PENNACO ENERGY, INC., a Colorado corporation, whose address is 3651 Lydell Road, Suite A, Las Vegas, Nevada 89103, (hereinafter referred to as "Pennaco").

WHEREAS, under the terms of an Agreement dated January 23, 1998, Assignors acquired an option to purchase certain Oil and Gas Leases owned by Taylor Oil Properties, located in Sheridan County, Wyoming, and Powder River County, Montana. A true and correct copy of this Agreement is attached hereto as EXHIBIT "A."

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged and confessed, Assignors do herewith assign unto Pennaco, all of its rights in and to the above described Agreement attached hereto as Exhibit A, and in and to any and all oil and gas leases set forth therein. This Assignment is made without a warranty of title, either expressed or implied, or any warranty or representation of any kind.

DATED the date first above written.

HIGH PLAINS ASSOCIATES, INC.              CRYSTAL H. OSWALD

By: /s/ Louis A. Oswald, III              Crystal H. Oswald
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LOUIS A. OSWALD, III, as President
of High Plains Associates, Inc.,
and Individually


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                               EXERCISE OF OPTION

PENNACO ENERGY, INC. does herewith exercise the option to purchase the North Powder Prospect from RANDALL TAYLOR, individually, and d/b/a TAYLOR OIL PROPERTIES (collectively "Taylor") as set forth in Paragraph 2 of the Agreement attached hereto as EXHIBIT "A." Closing shall occur on May 20, 1998. Pennaco requests that:

1. The site of the closing, the offices of High Plains Associates, Inc., 1557 Ogden, Suite 300, Denver, CO 80218, remain unchanged;
2. The Assignments be made into High Plains Associates, Inc., a Colorado corporation, as now provided in the contract of the parties; and
3. Access should continue to be given to High Plains Associates on behalf of Pennaco Energy, Inc. as provided in Paragraph 6 of the Agreement for title review purposes.

                                          PENNACO ENERGY, INC.

                                          By: /s/ [ILLEGIBLE]
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                                          Its: Sr. Vice President
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